                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a1    Articles of Incorporation  of American  Century Variable  Portfolios
II,  Inc.,  dated  September  15,  2000  (filed  as  Exhibit  a1 to the  Initial
Registration  Statement  of the  Registrant  on  September  29,  2000,  File No.
333-46922, and incorporated herein by reference).

EX-99.a2    Articles  Supplementary of American Century Variable  Portfolios II,
Inc., dated January 4, 2001 (filed as Exhibit a2 to Pre-Effective  Amendment No.
2 to the  Registration  Statement of the Registrant on January 9, 2001, File No.
333-46922, and incorporated herein by reference).

EX-99.a3    Articles  Supplementary of American Century Variable  Portfolios II,
Inc., dated December 17, 2002 (filed as Exhibit a3 to  Post-Effective  Amendment
No. 4 to the Registration Statement of the Registrant on December 20, 2002, File
No. 333-46922, and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated August 24, 2004 (filed as Exhibit
b to  Post-Effective  Amendment  No.  8 to  the  Registration  Statement  of the
Registrant on February 25, 2005, File No. 333-46922,  and incorporated herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein,  Article Fifth, Article Seventh and Article Eighth of Registrant's
Articles of Incorporation,  appearing as Exhibit a1 to the Initial  Registration
Statement of the  Registrant,  and Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 22, 24,
25, 30, 31, 32,  35,  41,  42, 47, 48, 49, and 51 of  Registrant's  Amended  and
Restated Bylaws, incorporated herein by reference.

EX-99.d     Amended and Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  August  1, 2004  (filed  as  Exhibit d to
Post-Effective  Amendment No. 8 to the Registration  Statement of the Registrant
on February 25, 2005, File No. 333-46922, and incorporated herein by reference).

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  February  24,  2005  (filed as Exhibit e to
Post-Effective  Amendment  No. 109 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  25,  2005,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.g1    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the  Registration  Statement  of the  Registrant  on January  9, 2001,  File No.
333-46922, and incorporated herein by reference).

EX-99.g3    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
of American Century  Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g4    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g5    Master  Agreement  with Commerce  Bank,  N.A. dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American  Century  Mutual Funds,  Inc.  filed on February 28, 1997,
File No. 33-14213, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 1997,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.h2    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  June 29,  1998  (filed as  Exhibit 9b to
Post-Effective  Amendment  No.  23 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds on June 29,  1998,  File No.  33-19589,  and
incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment  No.  30 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2000, File No.
2-82734, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h9 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment No. 4 to the Registration  Statement of the Registrant
on December 20, 2002, File No. 333-46922, and incorporated herein by reference).

EX-99.h9    Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated May 1,  2004  (filed  as  Exhibit  h10 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10   Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h11   Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 15, 2004 (filed as
Exhibit h10 to Post-Effective  Amendment No. 38 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h12   Customer  Identification Program Reliance Agreement dated August 26,
2004 (filed as Exhibit h2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion  and  Consent of  Counsel,  dated  April 15,  2004 (filed as
Exhibit i to Post-Effective Amendment No. 7 to the Registration Statement of the
Registrant on April 15, 2004, File No.  333-46922,  and  incorporated  herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated April 11, 2005.

EX-99.j2    Power of  Attorney,  dated  December 9, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j3    Power of  Attorney,  dated  March 1, 2005  (filed as  Exhibit  j3 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j4    Power of  Attorney,  dated  March 1, 2005  (filed as  Exhibit  j4 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j5    Secretary's  Certificate,  dated December 10, 2004 (filed as Exhibit
j3 to Post-Effective  Amendment No. 38 to the Registration Statement of American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j6    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j6 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j7    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j7 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.m     Amended  and  Restated  Class II  Master  Distribution  Plan,  dated
November 17, 2004 (filed as Exhibit m1 to Post-Effective Amendment No. 41 to the
Registration Statement of American Century Variable Portfolios, Inc. on November
29, 2004, File No. 33-14567, and incorporated herein by reference.)

EX-99.n     Multiple  Class Plan of American  Century  Variable  Portfolios  II,
Inc.,  dated December 31, 2002 (filed as Exhibit n to  Post-Effective  Amendment
No. 4 to the  Registration  Statement of the  Registrant,  on December 20, 2002,
File No. 333-46922, and incorporated herein by reference).

EX-99.p1    American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment No. 1 to the Registration Statement of American Century
Asset Allocation Portfolios,  Inc. on August 30, 2004, File No. 333-116351,  and
incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics  amended  February  28, 2000
(filed as  Exhibit p2 to  Post-Effective  Amendment  No. 40 to the  Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).